FLEXSHARES® TRUST

FlexShares® Disciplined Duration MBS Index Fund

SUPPLEMENT DATED SEPTEMBER 29, 2020 TO THE SUMMARY PROSPECTUS DATED MARCH 1, 2020, AS SUPPLEMENTED

This Supplement supersedes the supplement to the Summary Prospectus dated September 18, 2020.

Effective September 29, 2020:

1. Michael R. Chico will join Kevin O’Shaughnessy as a portfolio manager of the FlexShares® Disciplined Duration MBS Index Fund.

2. The paragraph under the section entitled “Management” is replaced with the following:

Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Michael R. Chico and Kevin O’Shaughnessy, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since September 2020 and May 2016, respectively.

This Supplement supersedes the supplement to the Summary Prospectus dated September 18, 2020. Please retain this Supplement with your Summary Prospectus for future reference.